EXHIBIT 99.1
                                                                    ------------

                     NATIONAL PENN BANCSHARES, INC. REPORTS
                              RECORD 2004 EARNINGS
          Announcement Marks 27th Year of Improved Earnings for Company

BOYERTOWN, Pa., February 23, 2005/PR Newswire-FirstCall/ -- National Penn Bancshares, Inc. (Nasdaq: NPBC), the parent company of National Penn Bank and Investors Trust Company, today announced financial results for calendar year 2004, including the quarter ended December 31, 2004.

Net income, in accordance with accounting principles generally accepted in the United States (GAAP), for the year ended December 31, 2004 was a record $47.914 million, or $1.44 per diluted share, compared to prior year GAAP net income of $43.354 million, or $1.42 per diluted share.

"National Penn's clear focus on its core business and core markets continues to pay off in a very real way for National Penn and its shareholders," said Wayne
R. Weidner, National Penn's Chairman and CEO. "We achieved record earnings in 2004, marking the 27th consecutive year that National Penn has consistently reported improved earnings," Mr. Weidner added.

GAAP net income for fourth quarter 2004 was $10.633 million, or $.30 per diluted share, compared to GAAP net income of $11.197 million, or $.37 per diluted share, for the same period a year ago.

Included in GAAP net income for fourth quarter 2004 is a special charge of $3.369 million, net of taxes and related adjustments, for losses attributable to a fraudulent loan and deposit scheme discovered by National Penn in January 2005. There were no special charges included in GAAP net income for fourth quarter 2003. Excluding the fourth quarter special charge, non-GAAP net income and earnings per diluted share for fourth quarter 2004 were $14.002 million and $.40, respectively.1

The fourth quarter 2004 special charge of $3.369 million, net of taxes and related adjustments, is included in GAAP net income for full year 2004. There were no special charges included in GAAP net income for calendar year 2003. Excluding the fourth quarter special charge, non-GAAP net income and earnings per diluted share for calendar year 2004 were $51.283 million and $1.54, respectively.1


----------------------
1 Net income and net income per share excluding the special charge, net of taxes and related adjustments, are non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is presented in the reconciliation tables immediately following the text of this press release.

Despite record earnings for 2004, in early January and as reported on January 13, 2005, as the result of ongoing operating controls and procedures, National Penn identified loan and deposit irregularities that appeared to result from intentional misconduct. National Penn immediately engaged experienced, outside counsel and deployed a nationally recognized team of forensic accountants and auditors to investigate the irregularities. The investigation has determined that approximately $6.7 million of bank funds were stolen through a sophisticated pyramid-style fraud scheme involving identity theft in various loan accounts, that occurred in one former employee's portfolio. No customer funds were lost, but a small group of customer credit reports have been affected. The accounts were manipulated to avoid detection by ongoing internal bank audits and controls. National Penn immediately reported this fraud to federal authorities upon discovery, and is currently working with the FBI and the federal prosecutor's office in their investigation of this matter.

"We are confident that National Penn has identified and addressed an isolated event," said Glenn E. Moyer, President of National Penn. "Our first priority has been to resolve any customer concerns. National Penn Bank immediately contacted affected customers and launched a proactive, comprehensive outreach program to address and resolve customer issues. In addition, the company is further reviewing, and strengthening where necessary, its internal control and audit procedures. And, we are vigorously pursuing all available avenues, including insurance and civil claims, to recover our losses from the fraud to the maximum extent possible, but we are required by accounting rules to recognize the entire loss at this time," added Mr. Moyer.

"National Penn has never before experienced anything like this in its 130 years of successfully doing business in southeastern Pennsylvania," said Mr. Weidner. "We take great pride in our reputation as a proven and respected local financial services company, and we believe our outlook for the future remains strong."

 National Penn's 2004 GAAP earnings produced returns on average assets and average shareholders' equity of 1.20% and 13.2%, respectively. Return on average tangible equity was 23.8% in 2004.2

2004 represents National Penn's 27th consecutive year of increased earnings and 27th consecutive year of increased cash dividends. 2004 also marked the 27th consecutive year of stock dividends or splits on National Penn stock. All per share information has been restated to reflect the five-for-four stock split effective September 30, 2004.

During the fourth quarter of 2004, and continuing into first quarter 2005, National Penn took significant steps to broaden its product offerings and increase fee income. These included the acquisition of two additional full service insurance agencies - the Krombolz Agency, based in West Chester, Chester County, PA, and D. E. Love Associates, based in Yardley, Bucks County, PA.


-----------------------
2 Return on average tangible equity is a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure to the comparable GAAP financial measure is presented in the reconciliation tables immediately following the text of this press release.

The company had total assets at December 31, 2004 of $4.479 billion and total deposits of $3.143 billion. The allowance for loan and lease losses as of December 31, 2004 was $57.6 million, which represented 2.00% of total loans and leases outstanding of $2.874 billion. At December 31, 2004, National Penn was in compliance with all applicable regulatory capital requirements. National Penn and National Penn Bank each are considered "well capitalized" as defined by banking regulators.

On February 17, 2005, National Penn paid a quarterly cash dividend of $.20 per share to shareholders of record as of February 5, 2005. National Penn has paid cash dividends without interruption for over 129 years.

Mr. Moyer, National Penn's President, said, "We met substantially all of our key strategic goals in 2004. We increased our market position in Chester County, a key market for us, through the acquisition of Peoples First, Inc. and its subsidiary, The Peoples Bank of Oxford. We anticipate growth in our fee-based income in 2005, in part as the result of our acquisition in the past year of three high quality, established insurance agencies, each with operations in our geographic footprint."

Mr. Moyer said further, "Our capital position is strong and our loan loss reserve is appropriate. We expect to maintain our quarterly cash dividend and increase it in the future as earnings allow. In fact, once again we have reported record earnings. National Penn remains the preferred local financial services company for the needs of our retail and commercial customers, as well as our shareholders."

                                   ----------

         National Penn Bancshares, Inc. is a $4.48 billion financial services company operating 73 community offices in southeastern Pennsylvania through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, and The Peoples Bank of Oxford Divisions. The Peoples Bank of Oxford Division also operates one community office in Cecil County, Maryland. National Penn's trust and investment management services are provided through Investors Trust Company and FirstService Capital, Inc.; brokerage services are provided through National Penn Investment Services; mortgage banking activities are provided through National Penn Mortgage Company; insurance services are provided through National Penn Insurance Agency, Inc., and equipment leasing services are provided through National Penn Leasing Company. National Penn Bancshares, Inc. common stock is traded on the NASDAQ Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on National Penn's Web site at www.nationalpennbancshares.com.
        -------------------------------

                                    ---------

         This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of the company's performance. One such measure, annualized net income return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders' equity. Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management's success in utilizing the company's tangible capital. In addition, non-GAAP net income and earnings per share exclude other significant gains, losses or expenses that are unusual in nature and not expected to recur. Because these items are not necessarily representative of underlying trends in the company's performance, management believes that presentation of financial measures excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the operating results of the company's core businesses. This also facilitates comparisons with prior periods. These disclosures should not be viewed as substitutes for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

                                   ---------

         This press release contains forward-looking statements concerning future events. Actual results could differ materially due to deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; and other risks and uncertainties discussed in National Penn's reports filed from time to time with the Securities and Exchange Commission, which are incorporated herein by reference. National Penn cautions you not to place undue reliance on these statements. National Penn undertakes no obligation to publicly release or update any of these statements.
--------------------------------------------------------------------------------

Reconciliation Tables for Non-GAAP Financial Measures
-----------------------------------------------------



----------------------------------------------------------------------------------   -----------    -----------
                                                                                     4 Qtr 2004        2004
----------------------------------------------------------------------------------   -----------    -----------

Net income, excluding special charge for fraud loss and compensation expense
adjustment, net of taxes (in millions)                                               $    14.002    $    51.283
----------------------------------------------------------------------------------   -----------    -----------
Special charge for fraud loss, net of taxes (in millions)                                 (4.344)        (4.344)
----------------------------------------------------------------------------------   -----------    -----------
Compensation expense adjustment, net of taxes (in millions)                                 .975           .975
----------------------------------------------------------------------------------   -----------    -----------
Net income (in millions)                                                                  10.633         47.914
----------------------------------------------------------------------------------   -----------    -----------

----------------------------------------------------------------------------------   -----------    -----------
Diluted earnings per share, excluding special charge for fraud loss and                      .40           1.54
compensation expense adjustment, net of taxes
----------------------------------------------------------------------------------   -----------    -----------
Special charge for fraud loss, net of taxes, per share                                      (.13)          (.13)
----------------------------------------------------------------------------------   -----------    -----------
Compensation expense adjustment, net of taxes, per share                                     .03            .03
----------------------------------------------------------------------------------   -----------    -----------
Diluted earnings per share                                                                   .30           1.44
----------------------------------------------------------------------------------   -----------    -----------




----------------------------------------------------------------------------------   -----------    -----------
                                                                                         2004           2003
----------------------------------------------------------------------------------   -----------    -----------
Return on average shareholders' equity                                                      13.2%          16.2%
----------------------------------------------------------------------------------   -----------    -----------
Effect of goodwill and intangibles                                                          10.6%           5.4%
----------------------------------------------------------------------------------   -----------    -----------
Return on average tangible equity                                                           23.8%          21.6%
----------------------------------------------------------------------------------   -----------    -----------
Effect of special charge for fraud loss, net of taxes                                        2.2%            --%
----------------------------------------------------------------------------------   -----------    -----------
Effect of compensation expense adjustment, net of taxes                                      (.5)%           --%
----------------------------------------------------------------------------------   -----------    -----------
Return on average tangible equity, excluding special charge for fraud loss and              25.5%          21.6%
compensation expense adjustment, net of taxes
----------------------------------------------------------------------------------   -----------    -----------
Average tangible equity excludes acquisition-related average goodwill and intangibles:
----------------------------------------------------------------------------------   -----------    -----------
     Average shareholders' equity (in millions)                                         $361.697       $267.587
----------------------------------------------------------------------------------   -----------    -----------
     Average goodwill and intangibles (in millions)                                     (160.332)       (67.104)
----------------------------------------------------------------------------------   -----------    -----------
     Average tangible equity (in millions)                                               201.365        200.483
----------------------------------------------------------------------------------   -----------    -----------


National Penn Bancshares, Inc.                              Financial Highlights

Contact:  Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"



(Dollars in thousands, except per share data)

                                                    Three Months                Twelve Months
                                                 Ended December 31,           Ended December 31,
                                                2004           2003          2004           2003
----------------------------------------------------------------------------------------------------
STATEMENTS OF CONDITION
----------------------------------------------------------------------------------------------------
Total assets                                                            $ 4,478,793   $ 3,512,574
Total deposits                                                            3,143,193     2,435,296
Total loans and leases                                                    2,874,438     2,270,699
Total shareholders' equity                                                  428,125       317,813
Book value per share                                                          12.41        10.47

----------------------------------------------------------------------------------------------------
EARNINGS
----------------------------------------------------------------------------------------------------
Total interest income                     $    55,243    $    42,628    $   198,775   $   165,648
Total interest expense                         17,955         12,364         60,493        51,099
----------------------------------------------------------------------------------------------------
Net Interest Income                            37,288         30,264        138,282       114,549
Provision for loan and lease losses               612          2,475          4,800         9,371
----------------------------------------------------------------------------------------------------
Net interest income after provision
  for loan and lease losses                    36,676         27,789        133,482       105,178
Other income                                   12,521         11,926         46,774        41,285
Other expenses                                 35,690         27,209        117,491       103,033
----------------------------------------------------------------------------------------------------
Income before income taxes                     13,507         12,506         62,765        43,430
Income taxes                                    2,874          2,007         14,851         8,697
----------------------------------------------------------------------------------------------------
Net income from continuing operations          10,633         10,499         47,914        34,733
Net income from discontinued operations          --              698           --           8,621
----------------------------------------------------------------------------------------------------
Net income                                $    10,633    $    11,197    $    47,914   $    43,354
----------------------------------------------------------------------------------------------------

Return on average assets                                                       1.20%         1.34%
Return on average shareholders' equity                                         13.2%         16.2%
Return on average tangible equity                                              23.8%         21.6%
Average shares - basic                                                   32,637,816    29,766,172
Average shares - diluted                                                 33,351,257    30,486,932

----------------------------------------------------------------------------------------------------
PER SHARE
----------------------------------------------------------------------------------------------------
Basic earnings:
----------------------------------------------------------------------------------------------------
  Net income                              $      0.30    $      0.38    $      1.47   $      1.46
----------------------------------------------------------------------------------------------------
Diluted earnings:
----------------------------------------------------------------------------------------------------
  Net income                              $      0.30    $      0.37    $      1.44   $      1.42
----------------------------------------------------------------------------------------------------
Dividends paid in cash                    $      0.19    $      0.18    $      0.77   $      0.71


Financial information restated to include a 5 for 4 stock split issued September 30, 2004.





                                                   AS OF           AS OF           AS OF           AS OF            AS OF
BALANCE SHEET - ASSETS ($000s)                   3/31/2004        6/30/2004       9/30/2004       12/31/2004      12/31/2003

       Cash & Cash Equivalents                       $ 86,088        $ 146,606       $ 126,610        $ 93,894         $ 98,397
                                               ---------------  --------------- --------------- --------------- ----------------
       Trading Account Securities                           -                -               -               -                -
                                               ---------------  --------------- --------------- --------------- ----------------
       Securities Available for Sale                  941,761        1,010,776       1,028,487       1,098,836          934,375
                                               ---------------  --------------- --------------- --------------- ----------------
       Held to Maturity Securities                          -                -          50,273          90,967                -
                                               ---------------  --------------- --------------- --------------- ----------------
       Other Securities                                     -                -               -               -                -
                                               ---------------  --------------- --------------- --------------- ----------------
       Total Securities                               941,761        1,010,776       1,078,760       1,189,803          934,375
                                               ---------------  --------------- --------------- --------------- ----------------
       Total Cash and Securities                    1,027,849        1,157,382       1,205,370       1,283,697        1,032,772
                                               ---------------  --------------- --------------- --------------- ----------------
       Loans & Leases Held for Investment*          2,287,413        2,715,589       2,808,830       2,862,638        2,241,355
                                               ---------------  --------------- --------------- --------------- ----------------
       Loans & Leases Held for Sale*                   40,050           56,871           5,101          11,801           29,344
                                               ---------------  --------------- --------------- --------------- ----------------
       Total Loans and Leases*                      2,327,463        2,772,460       2,813,931       2,874,439        2,270,699
                                               ---------------  --------------- --------------- --------------- ----------------
       *Indicates data net of discount,
         gross of reserve
       Loan Loss Reserve                              (50,154)         (57,410)        (57,391)        (57,590)         (49,265)
                                               ---------------  --------------- --------------- --------------- ----------------
       Goodwill                                        99,313          178,493         183,628         186,945           99,313
                                               ---------------  --------------- --------------- --------------- ----------------
       Other Intangibles                               11,541           19,043          18,337          18,462           11,897
                                               ---------------  --------------- --------------- --------------- ----------------
       Total Intangible Assets                        110,854          197,536         201,965         205,407          111,210
                                               ---------------  --------------- --------------- --------------- ----------------
       Mortgage Servicing Rights                            -                -               -               -                -
                                               ---------------  --------------- --------------- --------------- ----------------
       Purchased Credit Card Relationships                  -                -               -               -                -
                                               ---------------  --------------- --------------- --------------- ----------------
       Real Estate Owned & Held for Investment            616              747             793               -              735
                                               ---------------  --------------- --------------- --------------- ----------------
       Assets from Discontinued Operations                  -                -               -               -                -
                                               ---------------  --------------- --------------- --------------- ----------------
       Other Assets                                   150,563          183,630         174,588         172,840          146,423
                                               ---------------  --------------- --------------- --------------- ----------------
       Total Assets                               $ 3,567,191      $ 4,254,345     $ 4,339,256     $ 4,478,793      $ 3,512,574
                                               ---------------  --------------- --------------- --------------- ----------------

BALANCE SHEET - LIABILITIES ($000S)
       Deposits                                   $ 2,383,441      $ 2,854,264     $ 3,149,658     $ 3,143,193      $ 2,435,296
                                               ---------------  --------------- --------------- --------------- ----------------
       Borrowings                                     724,119          848,838         611,286         743,977          674,075
                                               ---------------  --------------- --------------- --------------- ----------------
       Trust Preferred Securities                           -                -               -               -           63,250
                                               ---------------  --------------- --------------- --------------- ----------------
       Subordinated Debt                              106,444          127,063         127,063         127,063                -
                                               ---------------  --------------- --------------- --------------- ----------------
       Liabilities from Discontinued Operations             -                -               -               -                -
                                               ---------------  --------------- --------------- --------------- ----------------
       Other Liabilities                               24,326           26,308          28,208          36,435           22,140
                                               ---------------  --------------- --------------- --------------- ----------------
       Total Liabilities                          $ 3,238,330      $ 3,856,473     $ 3,916,215     $ 4,050,668      $ 3,194,761
                                               ---------------  --------------- --------------- --------------- ----------------

BALANCE SHEET - EQUITY ($000s)
       Redeemable Preferred Stock                         $ -              $ -             $ -             $ -              $ -
                                               ---------------  --------------- --------------- --------------- ----------------
       Preferred Equity                                   $ -              $ -             $ -             $ -              $ -
                                               ---------------  --------------- --------------- --------------- ----------------
       Common Equity                                $ 328,861        $ 397,872       $ 423,041       $ 428,125        $ 317,813
                                               ---------------  --------------- --------------- --------------- ----------------

MEMO ITEMS
       Accumulated other comprehensive income        $ 27,334          $ 4,315        $ 18,885        $ 19,915         $ 19,595
                                               ---------------  --------------- --------------- --------------- ----------------
       Publicly Reported Book Value Per Share (1)     $ 10.80          $ 11.58         $ 12.25         $ 12.41          $ 10.47
                                               ---------------  --------------- --------------- --------------- ----------------
       EOP Common Shares Outstanding (excluding
         Treasury shares)(1)                       30,446,048       34,365,494      34,522,076      34,510,798       30,355,633
                                               ---------------  --------------- --------------- --------------- ----------------
       Treasury Shares Held By Company (1)             17,294           10,268          21,708          87,960            3,283
                                               ---------------  --------------- --------------- --------------- ----------------
       Did you announce a repurchase plan during
        this period?                                       NO               NO              NO              NO              YES
                                               ---------------  --------------- --------------- --------------- ----------------
       Number of Shares to be Repurchased
        in Plan (1)                                 1,250,000        1,250,000       1,250,000       1,250,000        1,250,000
                                               ---------------  --------------- --------------- --------------- ----------------
       Number of Shares Repurchased
        During Period (1)                             223,674          132,805          27,625         108,810          293,110
                                               ---------------  --------------- --------------- --------------- ----------------
       Average Price of Repurchased Shares (1)          26.55            26.49           23.63           27.54            24.50
                                               ---------------  --------------- --------------- --------------- ----------------


       (1) restated for a 5 for 4 stock split paid September 30, 2004, and a 5% stock dividend paid September 30, 2003.



                                   FOR QUARTER    FOR QUARTER   FOR QUARTER  FOR QUARTER      YEAR        FOR QUARTER      YEAR
                                      ENDED          ENDED         ENDED        ENDED         ENDED          ENDED         ENDED
INCOME STATEMENT ($000s)           3/31/2004      6/30/2004     9/30/2004    12/31/2004     12/31/2004     12/31/2003   12/31/2003

Interest Income                   $     44,174   $     46,225 $     53,133  $     55,243  $    198,775   $     42,628 $    165,648
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Interest Expense                        12,749         13,821       15,968        17,955        60,493         12,364       51,099
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Net Interest Income                     31,425         32,404       37,165        37,288       138,282         30,264      114,549
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
FTE adjustment                           2,074          1,940        2,165         2,155         8,334          2,017        8,049
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Net Interest Income (FTE)               33,499         34,344       39,330        39,443       146,616         32,281      122,598
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Loan Loss Provision                      1,763          1,200        1,225           612         4,800          2,475        9,371
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Investment Securities Trans               (196)          --            100           645           549           --           (369)
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Nonrecurring Income                       --             --           --            --            --             --           --
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Nonrecurring Expense -
  Prepayment fee                          --             --           --            --            --             --          7,002
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Trading Account Income                    --             --           --            --            --             --           --
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Foreign Exchange Income                   --             --           --            --            --             --           --
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Trust Revenue                            1,361          1,414        1,570         1,603         5,948          1,355        5,322
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Service Charges on Deposits              3,415          3,588        4,084         4,143        15,230          3,249       12,099
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Mortgage Banking Income                  1,303            660        1,057           809         3,829            907        5,146
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Fee Income from Investment
  Product Sales                            392            459          398           349         1,598            353        1,725
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Other Noninterest Income                 4,487          5,192        4,969         4,972        19,620          6,062       17,362
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Total Noninterest Income
(excludes securities gains/losses)      10,958         11,313       12,078        11,876        46,225         11,926       41,654
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Employee Comp. & Benefit Expense        14,778         15,477       17,633        16,271        64,159         15,970       56,181
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Occupancy & Equipment Expense            3,954          3,680        4,323         4,494        16,451          3,906       14,133
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Foreclosed Property Expense               --             --           --            --            --             --           --
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Amortization of Intangibles                355            359          594           594         1,902            295        1,022
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
(Excludes Servicing and Credit
  Card Intangibles)
Other Noninterest Expense                6,434          6,728        7,486        14,331        34,979          7,038       24,695
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Total Noninterest Exp                   25,521         26,244       30,036        35,690       117,491         27,209       96,031
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Minority Interest Expense                 --             --           --            --            --             --           --
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Net Income Before Taxes                 14,903         16,273       18,082        13,507        62,765         12,506       43,430
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Tax Provision                            3,535          4,093        4,349         2,874        14,851          2,007        8,697
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Net Inc. from continuing
  operations                            11,368         12,180       13,733        10,633        47,914         10,499       34,733
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Net inc. from
  discontinued operations                   --             --           --            --            --            698        8,621
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Net Income                        $     11,368   $     12,180 $     13,733  $     10,633  $     47,914   $     11,197 $     43,354
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------

EARNINGS PER SHARE:

Basic
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Net income (1)                    $       0.37   $       0.40 $       0.40  $       0.30  $       1.47   $       0.38 $       1.46
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Diluted
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Net income (1)                    $       0.37   $       0.38 $       0.39  $       0.30  $       1.44   $       0.37 $       1.42
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Average Shares Basic (1)            30,352,862     31,172,714   34,450,665    34,542,159    32,637,816     29,766,614   29,766,172
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Average Shares Diluted (1)          31,152,097     31,870,997   35,082,047    35,298,898    33,351,257     30,513,779   30,486,932
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------
Dividends on
  Preferred Stock ($000s)         $       --     $       --   $       --    $       --    $       --     $       --   $       --
                                  ------------   ------------ ------------  ------------  ------------   ------------ ------------


       (1) restated for a 5 for 4 stock split paid September 30, 2004, and a 5% stock dividend paid September 30, 2003.







AVERAGE BALANCE SHEET ($OOOs)
                                           As of        For QTR        For QTR        For QTR      For QTR        For QTR
                                        12/31/2004   Ended 3/31/04  Ended 6/30/04  Ended 9/30/04 Ended 12/31/04  Ended 12/31/03
                                         (YTD AVG)     QTRLY AVG      QTRLY AVG      QTRLY AVG      QTRLY AVG    QTRLY AVG
                                          ----------    ----------    ----------    ----------    ----------    ----------
Total Loans (net of unearned)              2,596,790     2,284,094     2,470,219     2,793,620     2,834,453     2,193,251
                                          ----------    ----------    ----------    ----------    ----------    ----------
Loan Loss Reserve                            (54,803)      (50,108)      (52,458)      (58,462)      (58,109)      (47,152)
                                          ----------    ----------    ----------    ----------    ----------    ----------
Investment Securities (incl.
  trading assets)                          1,000,555       904,073       951,379     1,029,847     1,115,338       867,648
                                          ----------    ----------    ----------    ----------    ----------    ----------
Other Earning Assets                          14,783        13,815        11,384        10,266        23,620        17,738
                                          ----------    ----------    ----------    ----------    ----------    ----------

Total Earning Assets (net of
  loan loss reserve)                       3,557,325     3,151,874     3,380,524     3,775,271     3,915,302     3,031,485
                                          ----------    ----------    ----------    ----------    ----------    ----------
Total Assets                               3,974,649     3,493,626     3,767,840     4,251,298     4,381,389     3,314,490
                                          ----------    ----------    ----------    ----------    ----------    ----------

Savings                                      215,200       186,176       208,720       238,322       227,194       136,883
                                          ----------    ----------    ----------    ----------    ----------    ----------
NOW Accounts                                 689,656       553,772       541,641       728,540       931,585       584,956
                                          ----------    ----------    ----------    ----------    ----------    ----------
Money Market Accounts                        646,433       616,498       636,200       679,882       652,716       613,920
                                          ----------    ----------    ----------    ----------    ----------    ----------
Certificates                                 747,570       643,815       697,847       794,447       852,501       663,003
                                          ----------    ----------    ----------    ----------    ----------    ----------

Total Int. Bearing Deposits                2,298,859     2,000,261     2,084,408     2,441,191     2,663,996     1,998,762
                                          ----------    ----------    ----------    ----------    ----------    ----------

Non-Interest Bearing Deposits                460,758       387,331       438,509       503,414       517,864       376,935
                                          ----------    ----------    ----------    ----------    ----------    ----------
Total Deposits                             2,759,617     2,387,592     2,522,917     2,944,605     3,181,860     2,375,697
                                          ----------    ----------    ----------    ----------    ----------    ----------

Short-Term Borrowings                        506,858       558,756       562,631       521,449       385,765       399,924
                                          ----------    ----------    ----------    ----------    ----------    ----------
Long-Term Borrowings                         316,659       224,029       326,336       355,941       357,337       225,721
                                          ----------    ----------    ----------    ----------    ----------    ----------
Total Int. Bearing Liabilities
 (incl. non-int bearing deposits           3,583,134     3,170,377     3,411,884     3,821,995     3,924,962     3,001,342
                                          ----------    ----------    ----------    ----------    ----------    ----------
Total Int. Bearing Liabilities             3,122,376     2,783,046     2,973,375     3,318,581     3,407,098     2,624,407
                                          ----------    ----------    ----------    ----------    ----------    ----------
Total Shareholder's Equity                   361,697       299,338       323,641       400,421       422,295       282,165
                                          ----------    ----------    ----------    ----------    ----------    ----------



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


                                              FOR QUARTER   FOR QUARTER   FOR QUARTER    FOR QUARTER        YEAR           YEAR
                                                 ENDED         ENDED         ENDED          ENDED          ENDED          ENDED
CHARGEOFFS ($000s)                             3/31/2004     6/30/2004     9/30/2004     12/31/2004      12/31/2004     12/31/2003

  Loan Chargeoffs                                 $ 1,207       $ 1,039       $ 2,176        $ 1,195         $ 5,617      $ 12,344
                                            -------------- ------------- ------------- -------------- --------------- -------------
  Recoveries on Loans                               $ 334         $ 930         $ 932          $ 782         $ 2,978       $ 5,497
                                            -------------- ------------- ------------- -------------- --------------- -------------
  Net Loan Chargeoffs                               $ 873         $ 109       $ 1,244          $ 413         $ 2,639       $ 6,847
                                            -------------- ------------- ------------- -------------- --------------- -------------

                                                  AS OF         AS OF         AS OF          AS OF          AS OF
ASSET QUALITY AND OTHER DATA ($000s)            3/31/2004     6/30/2004     9/30/2004     12/31/2004      12/31/2003

  Nonaccrual Loans                               $ 11,583      $ 10,690      $ 13,102       $ 11,103        $ 13,673
                                            -------------- ------------- ------------- -------------- ---------------
  Renegotiated Loans                                    -             -             -              -               -
                                            -------------- ------------- ------------- -------------- ---------------
  Other Real Estate Owned                             616           747           793              -             735
                                            -------------- ------------- ------------- -------------- ---------------
  Total Nonperforming Assets                       12,199        11,437        13,895         11,103          14,408
                                            ---------------------------- ------------- -------------- ---------------
  Loans 90+ Days Past Due & Still Accruing            258           195           320            870             318
                                            -------------- ------------- ------------- -------------- ---------------
  NPAs plus Loans over 90                        $ 12,457      $ 11,632      $ 14,215       $ 11,973        $ 14,726
                                            -------------- ------------- ------------- -------------- ---------------

                                                  AS OF         AS OF         AS OF          AS OF          AS OF
REGULATORY CAPITAL DATA ($000s)                3/31/2004     6/30/2004     9/30/2004     12/31/2004      12/31/2003

  Tier 1 Capital                                $ 293,920     $ 319,271     $ 325,442      $ 326,053       $ 250,259
                                            -------------- ------------- ------------- -------------- ---------------
  Tier 1 Ratio (%)                                 11.12%        10.21%        10.17%         10.02%           9.74%
                                            -------------- ------------- ------------- -------------- ---------------
  Total Capital (Tier 1 + Tier 2)               $ 327,174     $ 358,574     $ 365,656      $ 366,955       $ 282,581
                                            -------------- ------------- ------------- -------------- ---------------
  Total Capital Ratio (%)                          12.38%        11.47%        11.43%         11.27%          11.00%
                                            -------------- ------------- ------------- -------------- ---------------
  Total Risk-Adjusted Assets                  $ 2,643,385   $ 3,126,104   $ 3,199,950    $ 3,255,459     $ 2,568,838
                                            -------------- ------------- ------------- -------------- ---------------
  Tier 1 Leverage Ratio                             9.20%         8.96%         8.04%          7.86%           7.84%
                                            -------------- ------------- ------------- -------------- ---------------

                                                  AS OF         AS OF         AS OF          AS OF           YEAR
SUPPLEMENTAL DATA ($000s)                       3/31/2004     6/30/2004     9/30/2004     12/31/2004         ENDED
                                                                                                          12/31/2004

  1-4  Family Mortgage Loans Serviced
  For Others                                    $ 172,147      $ 79,185     $ 116,437      $ 110,865
                                            -------------- ------------- ------------- --------------
  Propriety Mutual Fund Balances                      $ -           $ -           $ -            $ -
                                            -------------- ------------- ------------- --------------
  (Net Asset Value in $000s)

  Held to Maturity Securities (Fair Value)            $ -           $ -      $ 50,378       $ 90,621
                                            -------------- ------------- ------------- --------------
  Return on Avg. Assets (annualized)                1.30%         1.30%         1.28%          0.96%           1.20%
                                            -------------- ------------- ------------- -------------- ---------------
  Return on Avg. Equity (annualized)                15.2%         15.1%         13.6%          9.99%           13.2%
                                            -------------- ------------- ------------- -------------- ---------------
  Return on Avg. Tangible Equity
  (annualized) (1)                                  24.1%         25.2%         26.8%         19.17%           23.8%
                                            -------------- ------------- ------------- -------------- ---------------
  Common Stock Dividends (total $ in period)      $ 5,809       $ 5,841       $ 6,637        $ 6,910        $ 25,197
                                            -------------- ------------- ------------- -------------- ---------------
  EOP Employees (Full Time Equivalent)                943           959         1,075          1,098
                                            -------------- ------------- ------------- --------------

  (1) Reconciliation Table for Non-GAAP Financial Measure
           Return on average shareholders' equity   15.2%         15.1%         13.6%          10.0%           13.2%
           Effect of goodwill and intangibles        8.9%         10.1%         13.2%           9.2%           10.6%
           Return on average tangible equity        24.1%         25.2%         26.8%          19.2%           23.8%
      Average tangible equity excludes acquisition related average goodwill and intangibles:
           Average shareholders' equity          $299,338      $323,640      $400,421       $422,295        $361,697
           Average goodwill and intangibles      (111,039)     (129,799)     (197,397)      (202,226)       (160,332)
           Average tangible equity                188,299       193,841       203,024        220,069         201,365


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

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/04

                                        PAGE:  5 of 7       AS OF           AS OF           AS OF          AS OF           AS OF
PERIOD END BALANCES:                                      3/31/2004       6/30/2004       9/30/2004      12/31/2004      12/31/2003

Loan Breakdown: (regulatory)
  Commercial/Industrial                                $     412,752   $    458,499    $    481,870   $     484,480   $     396,271
                                                      --------------- --------------  -------------- --------------- ---------------
  Commercial Real Estate                                     918,485      1,056,036       1,082,968       1,086,101         899,686
                                                      --------------- --------------  -------------- --------------- ---------------
  Residential Mortgage (including multi-family)              474,572        591,049         543,197         556,866         450,630
                                                      --------------- --------------  -------------- --------------- ---------------
  Real Estate Construction (and Land Development)            134,808        191,045         191,107         201,410         149,531
                                                      --------------- --------------  -------------- --------------- ---------------
  Home Equity (revolving and 2nd lien)                       244,685        293,071         321,462         340,665         233,502
                                                      --------------- --------------  -------------- --------------- ---------------
  Consumer (Loans to Individuals)                             52,172         61,948          65,455          63,843          54,466
                                                      --------------- --------------  -------------- --------------- ---------------
  Bank Card                                                        -              -               -               -               -
                                                      --------------- --------------  -------------- --------------- ---------------
  Foreign                                                          -              -               -               -               -
                                                      --------------- --------------  -------------- --------------- ---------------
                                              (Other)         89,989        120,812         127,872         141,074          86,613
  --------------------------------------------        --------------- --------------  -------------- --------------- ---------------
  Total Loans (net of unearned)                            2,327,463      2,772,460       2,813,931       2,874,439       2,270,699
                                                      --------------- --------------  -------------- --------------- ---------------
  Investment Securities (incl. trading assets)               941,761      1,010,776       1,078,760       1,189,803         934,375
                                                      --------------- --------------  -------------- --------------- ---------------
  Other Earning Asset                                          4,348         38,762          31,518           8,776           2,233
                                                      --------------- --------------  -------------- --------------- ---------------
  Total Earning Assets (net of loan loss reserve)          3,223,418      3,764,589       3,866,818       4,015,428       3,158,042
                                                      --------------- --------------  -------------- --------------- ---------------
  Total Assets                                             3,567,191      4,254,345       4,339,256       4,478,793       3,512,574
                                                      --------------- --------------  -------------- --------------- ---------------
Deposit Breakdown:
  Savings                                                    190,198        285,147         225,462         229,874         180,919
                                                      --------------- --------------  -------------- --------------- ---------------
  NOW Accounts                                               519,359        619,142         922,843         891,456         608,220
                                                      --------------- --------------  -------------- --------------- ---------------
  Money Market Accounts                                      620,978        672,929         647,854         644,014         600,932
                                                      --------------- --------------  -------------- --------------- ---------------
  Certificates                                               507,222        570,386         607,582         615,001         529,594
                                                      --------------- --------------  -------------- --------------- ---------------
  CDs>$100m                                                  140,155        207,593         223,234         246,948         129,011
                                                      --------------- --------------  -------------- --------------- ---------------
  Foreign CDs                                                      -              -
                                                      --------------- --------------  -------------- --------------- ---------------
                                        (as needed)                -              -               -               -               -
  --------------------------------------              --------------- --------------  -------------- --------------- ---------------
Total Int. Bearing Deposits                                1,977,912      2,355,197       2,626,975       2,627,293       2,048,676
                                                      --------------- --------------  -------------- --------------- ---------------
  Non-Interest Bearing Deposits                              405,529        499,067         522,683         515,900         386,620
                                                      --------------- --------------  -------------- --------------- ---------------
Total Deposits                                             2,383,441      2,854,264       3,149,658       3,143,193       2,435,296
                                                      --------------- --------------  -------------- --------------- ---------------
  Short-Term Borrowings                                      571,649        617,456         380,819         514,051         510,038
                                                      --------------- --------------  -------------- --------------- ---------------
  Long-Term Debt                                             258,914        358,445         357,530         356,989         227,287
                                                      --------------- --------------  -------------- --------------- ---------------
Total Int. Bearing Liabilities (incl.
non-int bearing deposits)                                  3,214,004      3,830,165       3,888,007       4,014,233       3,172,621
                                                      --------------- --------------  -------------- --------------- ---------------
Total Int. Bearing Liabilities                             2,808,475      3,331,098       3,365,324       3,498,333       2,786,001
                                                      --------------- --------------  -------------- --------------- ---------------
Total Stockholders Equity                              $     328,861   $    397,872    $    423,041   $     428,125   $     317,813
                                                      --------------- --------------  -------------- --------------- ---------------


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

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/04
                                       PAGE:  6 of 7
                                                              AS OF           AS OF          AS OF          AS OF          AS OF
PERIOD END BALANCES:                                        3/31/2004       6/30/2004      9/30/2004     12/31/2004     12/31/2003

Loan Breakdown: (internal)
  Business Purpose Loans                                 $    1,120,566   $  1,258,987   $  1,272,117   $  1,309,545   $  1,084,419
                                                        ---------------- -------------- -------------- -------------- --------------
  Residential Mortgage                                          247,835        457,913        283,482        294,641        229,995
                                                        ---------------- -------------- -------------- -------------- --------------
  Commercial Real Estate, Construction and Land Dev             723,965        766,827        953,380        961,515        721,471
                                                        ---------------- -------------- -------------- -------------- --------------
  Consumer (loans to Individual)                                235,097        288,733        304,952        308,738        234,814
                                                        ---------------- -------------- -------------- -------------- --------------
  Total Loans (net of unearned)                          $    2,327,463   $  2,772,460   $  2,813,931   $  2,874,439   $  2,270,699
                                                        ---------------- -------------- -------------- -------------- --------------


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

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/04                                                     number of days      366
                                        PAGE 7 OF 7

BALANCE AND YIELD/COST ANALYSIS:                                                                                         YEAR
                           AS OF             AS OF             AS OF             AS OF             AS OF                ENDED
                         3/31/2004         6/30/2004         9/30/2004         12/31/2004        12/31/2003           12/31/2004
                     Qtr Avg Bal Yield Qtr Avg Bal Yield Qtr Avg Bal Yield Qtr Avg Bal Yield Qtr Avg Bal Yield  YTD Avg Bal   Yield

Total Loans (net
 of unearned)         2,284,094  6.06% $2,470,219  5.87% $ 2,793,620  6.03% $2,834,453  6.10% $1,870,513  6.82% $ 2,596,790   6.02%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------
Investment
 Securities (incl.
 trading assets)        904,073  5.19%    951,379  5.05%   1,029,847  4.94%  1,115,338  4.87%    668,124  6.34%   1,000,555   5.00%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------
Other Earning
 Assets                  13,815  0.84%     11,384  0.35%      10,266  1.20%     23,620  1.65%     69,401  1.26%      14,783   1.13%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------

Total Earning
 Assets               3,201,982  5.79%  3,432,982  5.63%   3,833,733  5.72%  3,973,411  5.73%  2,608,038  6.55%   3,612,128   5.72%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------
Total Earning
 Assets (net of
 loan loss reserve)   3,151,874  5.89%  3,380,524  5.71%   3,775,271  5.81%  3,915,302  5.82%  2,565,466  6.65%   3,557,325   5.81%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------
Total Assets          3,493,626  5.31%  3,767,840  5.13%   4,251,298  5.16%  4,381,389  5.20%  2,825,983  6.04%   3,974,649   5.20%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------

Savings                 186,176  0.86%    208,720  0.78%     238,322  0.71%    227,194  0.74%    106,129  0.63%     215,200   0.77%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------
NOWAccounts             553,772  0.94%    541,641  0.90%     728,540  1.02%    931,585  1.44%    396,709  1.19%     689,656   1.12%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------
Money Market
 Accounts               616,498  0.90%    636,200  0.88%     679,882  0.94%    652,716  1.05%    514,244  0.94%     646,433   0.94%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------
Certificates            643,815  3.13%    697,847  3.02%     794,447  2.98%    852,501  2.96%    724,255  3.39%     747,570   3.01%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------

Total Int.
 Bearing Deposits     2,000,261  1.62%  2,084,408  1.59%   2,441,191  1.61%  2,663,996  1.77%  1,741,337  2.00%   2,298,859   1.65%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------

Non-Interest
 Bearing Deposits       387,331           438,509            503,414           517,864           292,061            460,758
                     ----------- ----- -----------        -----------       -----------       -----------       ------------
Total Deposits        2,387,592  1.36%  2,522,917  1.31%   2,944,605  1.33%  3,181,860  1.48%  2,033,398  1.71%   2,759,617   1.38%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------

Short-Term Borrowings   558,756  1.15%    562,631  1.11%     521,449  1.29%    385,765  1.49%    287,572  1.33%     506,858   1.24%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------
Long-Term Borrowings    224,029  5.39%    326,336  4.91%     355,941  4.90%    357,337  5.12%    233,686  5.90%     316,659   5.06%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------
Total Int. Bearing
 Liabilities (incl.
 non-int bearing
 deposits)            3,170,377  1.61%  3,411,884  1.62%   3,821,995  1.66%  3,924,962  1.82%  2,554,656  2.05%   3,583,134   1.68%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------
Total Int.
 Bearing Liabilities  2,783,046  1.83%  2,973,375  1.86%   3,318,581  1.91%  3,407,098  2.09%  2,262,595  2.32%   3,122,376   1.93%
                     ----------- ----- ----------- ------ ----------- ----- ----------- ----- ----------- ----- ------------ -------
Total Shareholder's
 Equity               $ 299,338         $ 323,641          $ 400,421         $ 422,295         $ 246,105          $ 361,697
                     -----------       -----------        -----------       -----------       -----------       ------------


Net Yield on Earning Assets
 (net of loan loss reserve):     -----
 (Margin)                        4.27%             4.08%              4.13%             4.00%             4.61%               4.11%
                                 -----            ------              -----             -----             -----              -------
Net Yield on Earning Assets:
 (Margin)                        4.20%             4.01%              4.07%             3.94%             4.54%               4.05%
                                 -----            ------              -----             -----             -----               -----


STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

          State   Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

          1. PA                                             73
          --------                                  -----------
Total Number of Banking Offices                             73
                                                    -----------
Total Number of Insured Subsidiaries
 (Bank & Thrift Subsidiaries)                                1
                                                    -----------
Total Number of ATMs                                        74
                                                    -----------

          MD                                                 1
          --------                                  -----------
Total Number of Banking Offices                              1
                                                    -----------
Total Number of Insured Subsidiaries
 (Bank & Thrift Subsidiaries)                                0
                                                    -----------
Total Number of ATMs                                         1
                                                    -----------

                                                             0
          --------                                  -----------
Total Number of Banking Offices                              0
                                                    -----------
Total Number of Insured Subsidiaries
 (Bank & Thrift Subsidiaries)                                0
                                                    -----------
Total Number of ATMs                                         0
                                                    -----------

Have you restated any prior period's financial statements for a pooling of
interest and/or a change in accounting principles?  N    (Y/N)
Periods Restated on this report:
--------------------------------------------------------------- -----
Reason:
                  --------------------------------------------- -----


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